Exhibit 99.2

Contact:

Brendan Lahiff, Sr. Investor Relations Manager

Intersil Corporation

(408) 546-3399

investor@intersil.com

Intersil Appoints Jonathan Kennedy Senior Vice President and Chief Financial Officer

MILPITAS, CA, April 22, 2009 – Intersil Corporation (NASDAQ Global Select: ISIL), a world leader in the design and manufacture of high-performance analog and mixed signal semiconductors, today announced the appointment of Jonathan Kennedy, 38, to the roles of Senior Vice President and Chief Financial Officer. Mr. Kennedy has served as interim CFO since early December 2008.

“I am pleased to announce Jonathan’s promotion to the roles of Senior Vice President and Chief Financial Officer,” said Dave Bell, Intersil’s President and Chief Executive Officer. “Jonathan became interim CFO during very challenging business conditions, and he has done an excellent job during the last four months. I am very confident of Jonathan’s ability to oversee Intersil’s finance organization as we grow our business in the years to come.”

Mr. Kennedy joined Intersil in 2004 as Director of Finance, and has held the position of Corporate Controller since 2005. Prior to joining Intersil, Mr. Kennedy held management roles in Finance and IT with Alcon, Inc. and Harris Corporation. He holds a Bachelor of Science degree in Business Administration and a Master of Science degree in Accounting from the University of Central Florida. Mr. Kennedy also is a Certified Public Accountant.

“During the last five years with Intersil, Jonathan has gained a solid understanding of Intersil’s business. The depth and breadth of Jonathan’s experience, combined with his extensive financial background, will be instrumental in achieving Intersil’s financial goals,” concluded Bell.

About Intersil

Intersil Corporation is a leader in the design and manufacture of high-performance analog and mixed signal semiconductors. Intersil’s products address some of the industry’s largest markets, such as flat panel displays, cell phones, other handheld systems and notebooks. Intersil’s product families address power management functions and analog signal processing functions. Intersil products include ICs for battery management, hot-swap and hot-plug controllers, linear regulators, power sequencers, supervisory ICs, bridge drivers, PWM controllers, switching DC/DC regulators, Zilker Labs Digital Power ICs and power MOSFET drivers, optical storage laser diode drivers, DSL line drivers, D2Audio products, video and high-performance operational amplifiers, high-speed data converters, interface ICs, analog switches and multiplexers, crosspoint switches, voice-over-IP devices and ICs for military, space and radiation-hardened applications. For more information about Intersil or to find out how to become a member of our winning team, visit Intersil’s web site and career page at www.intersil.com.

FORWARD-LOOKING STATEMENTS Intersil Corporation press releases and other related comments may contain forward-looking statements as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, in connection with the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon Intersil’s management’s current expectations, estimates, beliefs, assumptions and projections about Intersil’s business and industry. Words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” “goals,” “target,” and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors. Intersil does not adopt and is not responsible for any forward-looking statements and projections made by others in this press release. Intersil’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other Intersil filings with the U.S. Securities and Exchange Commission (which you may obtain for free at the SEC’s web site at http://www.sec.gov) discuss some of the important risk factors that may affect our business, results of operations and financial condition. These forward-looking statements are made only as of the date of this communication and Intersil undertakes no obligation to update or revise these forward-looking statements.